                     SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported)   APRIL 26, 2001


                          INDUSTRIAL HOLDINGS, INC.
-------------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)


           TEXAS                         000-19580               76-0289495
----------------------------      ------------------------     --------------
(State or other jurisdiction      (Commission file number)     (IRS Employer
       incorporation)                                       Identification No.)


               7135 ARDMORE   HOUSTON, TEXAS                     77054
-------------------------------------------------------------------------------
         (Address of principle executive offices)              (Zip code)


Registrant's telephone number, including area code    (713) 747-1025


-------------------------------------------------------------------------------
(Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS

        On April 26, 2001, the Board of Directors of Industrial Holdings, Inc. ("IHI") reached the decision to market its subsidiary, Beaird Industries, Inc. ("Beaird") for sale. Beaird manufactures and distributes medium and thick-walled pressure vessels, wind towers, gas turbine casings, heat exchangers, heat panels and other large machined weldments.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.


                                        INDUSTRIAL HOLDINGS, INC.



                                        By: /s/ Titus H. Harris, III
                                           -----------------------------------
                                            TITUS H. HARRIS, III
                                            EXECUTIVE VICE PRESIDENT AND
                                            CHIEF FINANCIAL OFFICER



Date:  April 30, 2001



                                        -2-